ANNUAL REPORT


August 31, 1995



INVESCO
GROWTH
FUND,
INC.




A Smart Choice
For Seeking
Steady Capital Growth



INVESCO FUNDS

Market Overview                                                   September 1995
     The U.S. economy may be close to achieving the "soft landing" analysts have hoped for.
      Fearing the long-term, corrosive effects of inflation, the Federal Reserve Board actively sought to slow the U.S. economy in 1994. Over a period of 12 months, they doubled short-term interest rates.
      The plan may have worked. After impressive annualized growth rates of 6.3%, 3.3%, 3.8%, 3.4%, and 5.1% in consecutive quarters, GDP advanced just 2.7% during the first three months of 1995, and was estimated at 1.3% in the second quarter. Now that they've reined in the galloping expansion, the Fed will act to keep it at a sustainable trot. In July, they cut short-term interest rates by 0.25%, and further cuts may be made if additional stimulus is required. Given the advances in the U.S. equities markets in the first half of 1995, we're likely to see a period when the market "digests" its gains -- as technology stocks did in mid-July, for instance. However, we do not anticipate a significant setback in prices over the fourth quarter.

Growth Fund
      Growth Fund had a total return of 12.05% for the fiscal year ended 8/31/95, compared to a total return of 21.35% for the S&P 500 index in the same period. While results for the full year were not equal to the index, the fund picked up momentum in the last half of the fiscal year. From 1/1/95 through 8/31/95, the fund climbed 18.92%, compared to 24.45% for the S&P 500. And over the months of June, July and August, the fund was up a cumulative 8.00%, while the index was up only 6.06%. (Of course, past performance is no guarantee of future results.)*

                                 Growth Fund
                       Avergage Annualize Total Return
                                as of 8/31/95*

                        1 year                  12.05%
                        -------------------------------
                        5 years                 13.44%
                        -------------------------------
                        10 years                12.28%
                        -------------------------------

      The underperformance of the fund compared to the index over the last 12 months can be attributed mainly to the fund's lower weighting in technology and financial stocks. These two industry sectors led the market advances for much of the period. Fund performance also was influenced by real-estate and capital goods investments that failed to produce results. A large stake in Telefonos de Mexico SA, a Mexican telephone utilities firm, was sold after the Mexican currency crisis in December.
      Going into the domestic market rally beginning in December, the fund was constrained by a relatively high level of cash and cash equivalents. The cash position has since been reduced to under 10% as of 8/31/95.

                                 Growth Fund
                          Total Return Performance*

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/95.

      Just as technology stocks outperformed the broad market, our technology holdings outperformed all other industry groups in the fund. We saw significant increases in value in IBM (one of our larger positions), Intel Corp., Texas Instruments, cisco Systems, and Ceridian Corp. As of 8/31/95, we had increased the fund's technology position to 28%, up from 18% as of 2/28/95.

      We are in the process of restructuring the portfolio to focus on stocks of well-managed, large-capitalization companies expected to show consistently higher earnings growth rates than the market in the next five years. Our method combines "top-down" analysis of economic factors with "bottom-up" scrutiny of individual stocks most likely to benefit, given the overview. In choosing stocks, a company's earnings outlook is the prime criterion.
      As long as the economy continues on its present stable course, we expect to decrease our exposure to capital goods and basic materials. At the same time, we anticipate maintaining our commitment to technology, health care, consumer staples, and pharmaceuticals.

Graph:Portfolio Diversification by Value

      This bar graph reflects the allocation of the Growth Fund's portfolio by value of net assets in Basic Materials, Capital Goods & Construction,
      Consumer Cyclical, Consumer Staples, Energy, Finance, Technology, Transportation & Services, Utilities, and Cash & Equivalents for the periods ending 8/94, 2/95, and 8/95.

      Among recent stock selections are Coca-Cola Co. and McDonald's Corp., both of which we believe are in a position to capitalize on expanding overseas markets. We think they are good buys now due to exaggerated fears of adverse currency exchange rates.
      We also recently purchased shares of Safeway Inc., a supermarket chain that we believe is well run and, like all of our growth favorites, has a strong and sustainable competitive position. Another pick is Boeing Co., which could get an earnings boost from its new, cleaner and quieter 777 jet airplanes. We like Microsoft Corp. for its exposure to budding markets and commitment to reinvesting its strong cash flow into the business.
      Though we have already seen strong upward movement in the equity markets this year, we believe continuing strength in the U.S. economy will translate into sustained stock price advances. Continuing the momentum established in the first half of 1995, we believe we have taken the steps to put the fund in a strong position to benefit from positive market trends in the second half.

Fund Management
     The fund is co-managed by R. Dalton Sim, chairman and president, and vice president Douglas N. Pratt, both of INVESCO Trust Company. Dalton has managed Growth Fund since 1988 and has been chief investment officer for the INVESCO funds for seven years. He has 28 years of experience with prominent financial and investment companies: Putnam Companies, Lazard Freres, Aetna Life & Casualty, Anchor Corporation, and Price Waterhouse. Dalton earned his MBA from Stanford University and a B. Comm. from the University of Toronto. He is a CA, Canadian Institute of Chartered Accountants.
      Doug is a 10-year veteran of the investment business and a Chartered Financial Analyst. He earned an MBA from Columbia University and an AB from Brown University. He was an equity analyst with Loomis, Sayles & Company from 1987 to 1992, when he joined INVESCO. In addition to co-managing Growth Fund, Doug is the manager of INVESCO Strategic Financial Services Portfolio.

      *Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The S&P 500 is an unmanaged index of common stocks considered representative of the broad market.
      The line graph on the previous page illustrates the value of a $10,000 investment in INVESCO Growth Fund, plus reinvested dividends and capital gain distributions, for the 10-year period ended 8/31/95. (Of course, past performance is no guarantee of future results.)
      The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance.

INVESCO Growth Fund, Inc.
Ten Largest Common Stock Holdings
August 31, 1995

Description                                Value
-------------------------------------------------
Wells Fargo                          $13,978,125
cisco Systems                         13,125,000
International Business Machines       12,921,875
Travelers Group                       12,480,000
Amgen Inc                             12,447,500
Micron Technology                     12,300,000
Intel Corp                            12,275,000
Viacom Inc Class B                    12,156,250
Union Pacific                         11,790,000
Coca-Cola Co                          11,243,750

Composition of holdings is subject to change.

INVESCO Growth Fund, Inc.
Statement of Investment Securities
August 31, 1995

                                             Shares or
                                             Principal
Description                                     Amount              Value
---------------------------------------------------------------------------
COMMON STOCKS   96.63%
AEROSPACE & DEFENSE   3.31%
Boeing Co                                      115,000         $7,331,250
Lockheed Martin                                150,000          9,131,250
                                                             ------------
                                                               16,462,500
                                                             ------------
BANKING   2.81%
Wells Fargo                                     75,000         13,978,125
                                                             ------------
BIOTECHNOLOGY   2.50%
Amgen Inc*                                     260,000         12,447,500
                                                             ------------
BROADCASTING   3.54%
Tele-Communications International
   Class A*                                    350,000          5,468,750
Viacom Inc Class B*                            250,000         12,156,250
                                                             ------------
                                                               17,625,000
                                                             ------------
BUILDING & CONSTRUCTION
   RELATED   0.43%
Webb (Del) Corp                                114,500          2,132,562
                                                             ------------
CLEANING PRODUCTS   2.05%
Colgate-Palmolive Co                           150,000         10,200,000
                                                             ------------
COMPUTER RELATED   16.45%
Autodesk Inc                                   200,000          9,225,000
Ceridian Corp*                                 150,000          6,562,500
cisco Systems*                                 200,000         13,125,000
Computer Associates International               85,000          5,907,500
Hewlett-Packard Co                             140,000         11,200,000
International Business Machines                125,000         12,921,875
Microsoft Corp*                                100,000          9,250,000
Oracle Systems*                                200,000          8,025,000
Sterling Software*                             125,000          5,578,125
                                                             ------------
                                                               81,795,000
                                                             ------------
COSMETICS & TOILETRIES   0.97%
Dial Corp                                      200,000          4,800,000
                                                             ------------
DIVERSIFIED COMPANIES   1.78%
Tyco International Ltd                         150,000          8,868,750
                                                             ------------
FOOD PRODUCTS & BEVERAGES   3.45%
Coca-Cola Co                                   175,000         11,243,750
Seagram Co Ltd                                 160,000          5,920,000
                                                             ------------
                                                               17,163,750
                                                             ------------

HEALTH CARE RELATED   3.35%
Caremark International                         270,000          5,602,500
Columbia/HCA Healthcare                        235,000         11,045,000
                                                             ------------
                                                               16,647,500
                                                             ------------
HOTELS   1.07%
Marriott International                         150,000          5,325,000
                                                             ------------
INSURANCE   3.61%
Mid Ocean Ltd                                  160,000          5,480,000
Travelers Group                                260,000         12,480,000
                                                             ------------
                                                               17,960,00
                                                             ------------
MACHINERY   4.06%
Ingersoll-Rand Co                              250,000          9,468,750
Varity Corp*                                   236,100         10,742,550
                                                             ------------
                                                               20,211,300
                                                             ------------
MEDICAL RELATED   1.89%
Guidant Corp                                   325,000          8,206,250
St Jude Medical*                                20,000          1,192,500
                                                             ------------
                                                                9,398,750
                                                             ------------
MEDICAL RELATED -- DRUGS   4.26%
Merck & Co                                     125,000          6,234,375
Mylan Laboratories                             375,000          8,578,125
Upjohn Co                                      150,000          6,356,250
                                                             ------------
                                                               21,168,750
                                                             ------------
OFFICE EQUIPMENT   2.18%
Xerox Corp                                      90,000         10,867,500
                                                             ------------
OIL & GAS RELATED   11.71%
Apache Corp                                    300,000          8,737,500
Noble Affiliates                               200,000          5,525,000
Petroleum Geo-Services A/S
   Sponsored ADR*                              335,000          8,584,375
Phillips Petroleum                             300,000          9,862,500
Schlumberger Ltd                               100,000          6,450,000
Tidewater Inc                                  200,000          4,950,000
TOTAL SA Sponsored ADR
   Representing Ord B Shrs                     204,666          6,088,814
Unocal Corp                                    191,000          5,562,875
Vastar Resources                                80,000          2,500,000
                                                             ------------
                                                               58,261,064
                                                             ------------
PAPER & PAPER PRODUCTS   1.14%
Union Camp                                     100,000          5,687,500
                                                             ------------
PUBLISHING   0.64%
Time Warner                                     75,000        $ 3,159,375
                                                             ------------
REAL ESTATE RELATED   0.33%
Crescent Real Estate Equities                   53,500          1,651,813
                                                             ------------

RECREATION PRODUCTS
   & SERVICES   2.69%
Circus Circus Enterprises*                     150,000          4,912,500
Gaylord Entertainment Class A                  305,235          8,470,271
                                                             ------------
                                                               13,382,771
                                                             ------------
RETAIL   6.39%
McDonald's Corp                                275,000         10,037,500
Safeway Inc*                                   250,000          9,843,750
Sears Roebuck & Co                             215,000          6,960,625
Wal-Mart Stores                                200,000          4,925,000
                                                             ------------
                                                               31,766,875
                                                             ------------
SEMICONDUCTOR EQUIPMENT   8.18%
Intel Corp                                     200,000         12,275,000
Micron Technology                              160,000         12,300,000
Motorola Inc                                    75,000          5,606,250
Texas Instruments                              140,000         10,482,500
                                                             ------------
                                                               40,663,750
                                                             ------------
TELECOMMUNICATIONS   1.06%
DSC Communications*                            100,000          5,250,000
                                                             ------------
TOBACCO   2.25%
Philip Morris                                  150,000         11,193,750
                                                             ------------
TRANSPORTATION   4.53%
Federal Express*                               150,000         10,762,500
Union Pacific                                  180,000         11,790,000
                                                             ------------
                                                               22,552,500
                                                             ------------
TOTAL COMMON STOCKS
   (Cost $404,137,921)                                        480,621,385
                                                             ------------
SHORT-TERM INVESTMENTS --
   COMMERCIAL PAPER   3.37%
FINANCE RELATED   3.37%
Associates Corp of North America
   5.840%, 9/1/1995
   (Cost $16,740,000)                      $16,740,000         16,740,000
                                                             ------------
TOTAL INVESTMENT
   SECURITIES AT VALUE   100.00%
   (Cost $420,877,921#)                                     $ 497,361,385
                                                            =============
*Security is non-income producing.
#Also represents cost for income tax purposes.

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Assets and Liabilities
August 31, 1995

ASSETS
Investment Securities at Value
   (Cost $420,877,921)                                       $497,361,385
Cash                                                               20,844
Receivables:
   Investment Securities Sold                                   3,607,993
   Fund Shares Sold                                             1,541,247
   Dividends and Interest                                         665,947
Prepaid Expenses and Other Assets                                  64,183
                                                             ------------
TOTAL ASSETS                                                  503,261,599
                                                             ------------
LIABILITIES
Payables:
   Distributions to Shareholders                                  169,590
   Investment Securities Purchased                                287,500
   Fund Shares Repurchased                                        338,196
Accrued Distribution Expenses                                   1,147,357
Accrued Expenses and Other Payables                                33,653
                                                             ------------
TOTAL LIABILITIES                                               1,976,296
                                                             ------------
Net Assets at Value                                          $501,285,303
                                                             ============
NET ASSETS
Paid-in Capital*                                             $392,187,942
Accumulated Overdistributed
   Net Investment Income                                         (27,877)
Accumulated Undistributed Net Realized
   Gain on Investment Securities                               32,641,774
Net Appreciation of Investment Securities                      76,483,464
                                                             ------------
Net Assets at Value                                          $501,285,303
                                                             ============
Net Asset Value, Offering and Redemption
   Price per Share                                                  $5.33
                                                                    =====

* The Fund has 200 million authorized shares of common stock, par value of $0.01 per share, of which 93,991,658 were outstanding at August 31, 1995.

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Operations
Year Ended August 31, 1995

INVESTMENT INCOME
INCOME
Dividends                                                      $6,839,962
Interest                                                        3,223,036
   Foreign Taxes Withheld                                        (34,221)
                                                             ------------
   TOTAL INCOME                                                10,028,777
                                                             ------------
EXPENSES
Investment Advisory Fees                                        2,757,404
Distribution Expenses                                           1,173,887
Transfer Agent Fees                                               681,911
Administrative Fees                                                80,433
Custodian Fees and Expenses                                        31,725
Directors' Fees and Expenses                                       38,127
Professional Fees and Expenses                                     49,998
Registration Fees and Expenses                                     56,517
Reports to Shareholders                                           107,077
Other Expenses                                                     14,874
                                                             ------------
   TOTAL EXPENSES                                               4,991,953
                                                             ------------
NET INVESTMENT INCOME                                           5,036,824
                                                             ------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                     38,774,461
Change in Net Appreciation
   of Investment Securities                                    10,770,469
                                                             ------------
NET GAIN ON INVESTMENT SECURITIES                              49,544,930
                                                             ------------
Net Increase in Net Assets from Operations                    $54,581,754
                                                              ===========
See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Changes in Net Assets

                                                     Year Ended August 31
                                      -----------------------------------
                                               1995                  1994

OPERATIONS
Net Investment Income                  $  5,036,824          $  2,326,577
Net Realized Gain on
   Investment Securities                 38,774,461            43,030,605
Change in Net Appreciation
   (Depreciation) of Investment
   Securities                            10,770,469          (33,651,104)
                                      -----------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                       54,581,754            11,706,078
                                      -----------------------------------
DISTRIBUTIONS TO
   SHAREHOLDERS
Net Investment Income                   (5,058,251)           (2,299,634)
In Excess of Net Investment
   Income                                  (27,877)                     0
Net Realized Gain on
   Investment Securities               (44,862,069)           (4,543,653)
                                      -----------------------------------
TOTAL DISTRIBUTIONS                    (49,948,197)           (6,843,287)
                                      -----------------------------------
FUND SHARE
   TRANSACTIONS
Proceeds from Sales of Shares           116,103,132           177,341,865
Reinvestment of Distributions            44,471,512             6,075,869
                                      -----------------------------------
                                        160,574,644           183,417,734
Amounts Paid for Repurchases
   of Shares                          (152,333,754)         (183,826,443)
                                      -----------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     8,240,890             (408,709)
                                      -----------------------------------
Total Increase in Net Assets             12,874,447             4,454,082
NET ASSETS
Beginning of Period                     488,410,856           483,956,774
                                      -----------------------------------
End of Period (Including
   Accumulated Undistributed
   (Overdistributed) Net Investment
   Income of ($27,877) and $21,427,
   respectively)                       $501,285,303         $ 488,410,856
                                       ==================================
FUND SHARE
   TRANSACTIONS
Shares Sold                              23,465,171            33,033,950
Shares Issued from Reinvestment
   of Distributions                       9,743,145             1,107,074
                                      -----------------------------------
                                         33,208,316            34,141,024
Shares Repurchased                     (30,729,512)          (34,227,070)
                                      -----------------------------------
Net Increase (Decrease)
   in Fund Shares                         2,478,804              (86,046)
                                      ===================================

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Notes to Financial Statements
     NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Growth Fund, Inc. (the "Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sale price in the market where such securities are primarily traded. If last sale prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or at market value if maturity is greater than 60 days.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Cost is determined on the specific identification basis.
      The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws on currency exchange restrictions.
C. FEDERAL AND STATE TAXES -- The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended August 31, 1995, 100.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.
      Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
     D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses, and expiring capital loss carryforwards. As of August 31, 1995, there were no such differences.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% of average net assets in excess of $700 million.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   A plan of  distribution  pursuant  to Rule  12b-1  of the  Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the year ended August 31, 1995, the Fund paid the Distributor $582,942 for reimbursement of expenses incurred. NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $462,942,405 and $464,104,166, respectively.
   There were no purchases or sales of U.S. Government securities. NOTE 4 -- APPRECIATION AND DEPRECIATION. At August 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $79,338,337 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,854,873 resulting in net appreciation of $76,483,464. NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
   The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement. Pension expenses for the year ended August 31, 1995, included in Directors' Fees and Expenses in the Statement of Operations were $10,429. Unfunded accrued pension costs of $16,735 and pension liability of $27,164 are included in prepaid expenses and accrued expenses, respectively, in the Statement of Assets and Liabilities.

INVESCO Growth Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding throughout Each Period)

                                                                                    Year Ended August 31
                                                  ----------   ---------- ----------  ----------  ----------
                                                        1995         1994       1993        1992        1991

PER SHARE DATA
Net Asset Value-- Beginning of Period                 $ 5.34        $5.28      $4.72       $5.26       $4.37
                                                  ----------   ---------- ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                   0.05         0.03       0.04        0.05        0.07
Net Gains on Securities
   (Both Realized and Unrealized)                       0.49         0.11       1.00        0.05        1.28
                                                  ----------   ---------- ----------  ----------  ----------
Total from Investment Operations                        0.54         0.14       1.04        0.10        1.35
                                                  ----------   ---------- ----------  ----------  ----------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                   0.05         0.03       0.04        0.05        0.08
Distributions from Capital Gains                        0.50         0.05       0.44        0.59        0.38
                                                  ----------   ---------- ----------  ----------  ----------
Total Distributions                                     0.55         0.08       0.48        0.64        0.46
                                                  ----------   ---------- ----------  ----------  ----------
Net Asset Value-- End of Period                        $5.33        $5.34     $ 5.28       $4.72       $5.26
                                                  ==========   ========== ==========  ==========  ==========

TOTAL RETURN                                          12.05%        2.52%     22.17%       2.04%      31.16%

RATIOS
Net Assets-- End of Period ($000 Omitted)           $501,285     $488,411   $483,957    $408,218    $428,564
Ratio of Expenses to Average Net Assets                1.06%        1.03%      1.04%       1.04%       1.00%
Ratio of Net Investment Income to
   Average Net Assets                                  1.07%        0.47%      0.72%       0.93%       1.52%
Portfolio Turnover Rate                                 111%          63%        77%         77%         69%

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Growth Fund, Inc.(the "Fund") at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Denver, Colorado
October 2, 1995

                                        FAMILY OF FUNDS

                                                                       Newspaper
Fund Name                          Fund Code       Ticker Symbol    Abbreviation
--------------------------------------------------------------------------------
International
Latin American Growth                 34               IVSLX           LatinAmGr
European Small Company                37                 *                 *
European                              56               FEURX             Europ
Pacific Basin                         54               FPBSX             PcBas
International Growth                  49               FSIGX            IntlGr
--------------------------------------------------------------------------------
Sector
Energy                                50               FSTEX             Enrgy
Environmental Services                59               FSEVX            Envirn
Financial Services                    57               FSFSX            FinSvc
Gold                                  51               FGLDX             Gold
Health Sciences                       52               FHLSX            HlthSc
Leisure                               53               FLISX            Leisur
Technology                            55               FTCHX             Tech
Worldwide Capital Goods               38               ISWGX            WldCap
Worldwide Communications              39               ISWCX            WldCom
--------------------------------------------------------------------------------
Growth, Value
Emerging Growth                       60               FIEGX            Emgrth
Value Equity                          46               FSEQX             ValEq
Small Company                         74               IDSCX            DivSmCo
Dynamics                              20               FIDYX             Dynm
Growth                                10               FLRFX             Grwth
--------------------------------------------------------------------------------
Equity-Income
Industrial Income                     15               FIIIX            IndInc
Utilities                             58               FSTUX             Util
--------------------------------------------------------------------------------
Balanced/Multiple-Asset
Multi-Asset Allocation                70               IMAAX           MulAstAl
Balanced                              71               IMABX              Bal
Total Return                          48               FSFLX            TotRtn
--------------------------------------------------------------------------------
Bond
High Yield                            31               FHYPX             HiYld
Select Income                         30               FBDSX            SelInc
U.S. Government Securities            32               FBDGX             USGvt
Intermediate Government Bond          47               FIGBX            IntGov
Short-Term Bond                       33               INIBX            ShTrBd
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Long-Term Bond               35               FTIFX             TxFre
Tax-Free Intermediate Bond            36                 *                 *
--------------------------------------------------------------------------------
Money Market
Tax-Free Money Fund                   40               FFRXX              N/A
Cash Reserves                         25               FDSXX              N/A
U.S. Government Money Fund            44               FUGXX              N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information,

Call toll-free:  1-800-525-8085

To reach PAL(r), your 24-hour Personal Account
Line, call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc., Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.